UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 20, 2006

                         VOLT INFORMATION SCIENCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          New York                         1-9232                13-5658129
----------------------------            ------------         -------------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
    of Incorporation)                   File Number)         Identification No.)


560 Lexington Avenue, New York, New York                                10022
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (212) 704-2400
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.      Other Events

         On December 20, 2006, the Company issued a press release announcing that the Company's Board of Directors, at a meeting held December 19, 2006, authorized and approved a three-for-two stock split to be effected in the form of a dividend on the Company's Common Stock. The dividend will be paid on January 26, 2007, to all stockholders of record as of the close of business on January 15, 2007.

Item 9.01.      Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired:

             Not applicable.

         (b) Pro forma financial information:

             Not applicable.

         (c) Exhibits:

             99.1 Volt Information Sciences, Inc. Press Release dated December 20, 2006.


                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VOLT INFORMATION SCIENCES, INC.


Date: December 20, 2006                 By:   /s/ Jack Egan
                                              ----------------------------------
                                              Jack Egan, Chief Financial Officer

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

                                  EXHIBIT INDEX

Exhibit
Number     Description
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99.1       Volt Information Sciences, Inc. Press Release dated December 20, 2006

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